Exhibit 99.2

GLOBAL PARTNER ACQUISITION CORP. AND PURPLE

INNOVATION, LLC ANNOUNCE REVISED MERGER AGREEMENT

FOR IMMEDIATE RELEASE

Alpine, Utah and New York, New York, January 8, 2018 -- Global Partner Acquisition Corp. (“GPAC”) (NASDAQ: GPAC, GPACU, GPACW) and Purple Innovation, LLC (“Purple”) today announced that they have amended their definitive merger agreement pursuant to which Purple will become a subsidiary of GPAC. Among other things, the amendment reflects an updated enterprise value of Purple of approximately $500 million. The consummation of the proposed business combination will be subject to the terms and conditions set forth in the amended merger agreement. In addition, GPAC and Purple have prepared an updated investor presentation outlining the updated transaction. GPAC has filed the amendment to the merger agreement and the investor presentation with the Securities and Exchange Commission (“SEC”) under cover of Form 8-K.

GPAC expects to file an amended preliminary proxy statement with the SEC this week to reflect the terms of the proposed business combination as revised by the amendment to the merger agreement.  Subject to review of the proxy statement by the SEC, GPAC expects to commence mailing the definitive proxy statement relating to the special meeting of its stockholders to consider the proposed business combination and related matters (the “Special Meeting”) on or about January 17, 2018.  GPAC’s stockholders of record at the close of business on January 10, 2018 are entitled to receive notice of the Special Meeting and to vote the shares of common stock of GPAC owned by them at the Special Meeting, which GPAC anticipates holding on or about February 2, 2018. Both GPAC and Purple remain focused on completing the proposed business combination by February 5, 2018.

About Purple

Purple is a leading comfort technology company with a vision to improve how people sleep, sit and stand. Purple offers a range of mattress, bedding and cushioning products. Purple’s products are the result of over 20 years of innovation and investment by the founders in proprietary and patented comfort technologies and the development of its own manufacturing processes. Purple’s Hyper-Elastic Polymer® technology underpins many of its comfort products and provides a range of benefits that differentiate its offerings from other competitors’ products.

Purple has core competencies in design, development and manufacturing, with decades of accumulated knowledge that enables it to create all aspects of its innovative products. Purple has vertically integrated its operations including research and development, marketing and manufacturing, resulting in an ability to rapidly test, learn, adapt and scale product offerings. Purple’s combination of patents and intellectual property, proprietary and patented manufacturing equipment, production processes and decades of acquired knowledge create a distinct advantage over competitors that rely on commoditized technologies and outsourced manufacturing.

Purple has not only developed transformative products and technologies, but also a brand that drives high customer engagement. To date, Purple’s videos have been seen more than 950 million times across Facebook and YouTube alone with over 600,000 fans and subscribers across social media.

About Global Partner Acquisition Corp.

Global Partner Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination. GPAC’s units began trading on The NASDAQ Capital Market on July 30, 2015 and its securities trade on NASDAQ under the ticker symbols GPAC, GPACW and GPACU.

Forward Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the timing of the mailing of GPAC’s proxy statement, the timing of the special meeting of GPAC’s stockholders and the timing of the consummation of the business combination. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside GPAC’s or Purple’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to obtain stockholder approval of the merger, the inability to have the minimum cash to close the merger following redemptions by GPAC stockholders, the inability to complete the transaction contemplated by the merger agreement because of failure of closing conditions or other reasons; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by GPAC stockholders and a lack of confirmed market acceptance of Purple’s products; the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; Purple’s ability to manage growth; Purple’s ability to execute its plans to develop and market new products and the timing and costs of these development programs; Purple’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Purple’s products; the success of other competing cushioning and bedding technologies that exist or may become available; Purple’s ability to identify and integrate acquisitions; the performance of Purple’s products; rising costs adversely affecting Purple’s profitability; potential litigation involving GPAC or Purple or the validity or enforceability of Purple’s intellectual property; and general economic and market conditions impacting demand for Purple’s products. See the risk factors disclosed in the preliminary proxy statement for the merger for additional risks associated with the merger. Neither GPAC nor Purple undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, GPAC will file preliminary and definitive proxy statements with the SEC in connection with a special meeting of the stockholders of GPAC to consider and vote on the merger and related matters. GPAC will mail a definitive proxy statement and other relevant documents to its stockholders in connection with the meeting. Investors and security holders of GPAC are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement, which will contain important information about the proposed business combination and the parties to it. The definitive proxy statement will be mailed to stockholders of GPAC as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Global Partner Acquisition Corp., c/o Andrew Cook, 1 Rockefeller Plaza, 11th Floor New York, New York 10020, e-mail: info@globalpartnerac.com.

Participants in the Solicitation

GPAC, Purple, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAC stockholders in connection with the proposed business combination. Information concerning the interests of GPAC’s and Purple’s participants in the solicitation, which may, in some cases, be different than those of GPAC’s and Purple’s equity holders generally, is available in the preliminary proxy statement filed by GPAC with the SEC on December 15, 2017. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the preliminary proxy statement, which can be obtained free of charge from the sources indicated above.

Disclaimer

This release shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

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Contact information

Global Partner Acquisition Corp.

Paul Zepf

Chief Executive Officer

pzepf@globalpartnerac.com

917-244-4880

Purple Innovation, LLC

For information regarding the transaction, please contact Bill Harrison:

Bill Harrison

Head of Consumer Investment Banking, Headwaters MB LLC

wharrison@headwatersmb.com

917-596-5533

For information regarding Purple products, please contact Savannah Turk:

Savannah Turk

Director of Purple Communications

savannah@purple.com

For investors and general inquires:

Brendon Frey: 203-682-8216

brendon.frey@icrinc.com

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